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                               THIRD AVENUE FUNDS]

                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND

                              THIRD QUARTER REPORT
                                   (Unaudited)

                                   -----------

                                  July 31, 2001

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At July 31, 2001, the unaudited net asset value attributable to the 68,190,347 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue", or the "Fund") was $37.71 per share. This compares with an unaudited net asset value of $37.48 per share at April 30, 2001, and an unaudited net asset value, adjusted for subsequent distributions, of $34.26 per share at July 31, 2000. At August 24, 2001, the unaudited net asset value was $38.15 per share.

QUARTERLY ACTIVITY

During the quarter new positions were established in the distressed credits of one issuer, Exodus Communications, the largest provider of web hosting centers for internet users. New positions were also established in the common stocks of three issuers--BKF, Brascan and Southwest Securities. These three are essentially wealth creation companies rather than pure earnings companies, and are engaged principally in financial and/or real estate activities. Each of the three appears to be selling at substantial discounts from adjusted net asset values.

Positions were increased in three distressed credits--Home Products, Lodgian Capital and USG Corp. In each case, the Fund now holds over 50% of the particular debt issue outstanding although in the case of USG Corp, which is operating in Chapter 11, TAVF is parri passu with the bank lenders so that effectively the Fund owns only about 28% of the combined credits held by public bondholders and the banks. Positions were also increased in six common stocks of well-capitalized companies.

One position, Woronoco Common, was reduced after Woronoco repurchased some of its own shares.This forced me to reduce our position slightly in order to avoid any percentage limitations on ownership imposed by banking regulations and corresponding corporate bylaws.

Resource conversion activities accounted for the elimination of four equity positions during the quarter. CGA and Harrowston were acquired for cash in take-overs. C.I.T. Group was acquired by Tyco International in exchange for Tyco Common; the Fund then sold the Tyco Common. The long-awaited acquisition of Silicon Valley Group by ASML Holding N.V. via a common stock for common stock merger closed during the quarter; the Fund continues to hold its position in ASML Holding Common. Paccar Common was sold because of price considerations albeit Paccar remains a very fine company. Tecumseh Common was sold because Fund management has lost confidence in Tecumseh management. Weis Markets Common was sold essentially because the company used up much of its strong financial position in buying out members of the Weis family. Finally, USG Common was sold--possibly mistakenly from a strictly economic point of view--because holding USG Common might have tainted TAVF's position as a dominant USG creditor. David Barse, President of TAVF, has been elected the Chairman of the Official Creditors Committee in the USG Chapter 11 case.

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                 NEW POSITIONS ACQUIRED
$44,500,000 equivalents          Exodus Communications Senior Notes
                                 ("Exodus Senior Notes")

6,000 shares                     BKF Capital Group, Inc. Common Stocks
                                 ("BKF Common")

1,478,900 shares                 Brascan Corporation Class A Common Stock
                                 ("Brascan Common")

556,850 shares                   Southwest Securities Group, Inc. Common Stock
                                 ("Southwest Common")

                                 INCREASES IN EXISTING POSITIONS

$9,250,000 equivalents           Lodgian, Inc. 7% Convertible Subordinated
                                 Debentures due 6/30/10
                                 ("Lodgian Subordinates")

$88,439,000                      USG Corp. Senior Notes
                                 ("USG Senior Notes")

180,000 shares                   American Power Conversion Corporation
                                 Common Stock
                                 ("American Power Common Stock")

724,200 shares                   Burnham Pacific Properties, Inc. Common Stock
                                 ("Burnham Pacific Common")

1,700,000 shares                 Hutchison Whampoa Ltd. Common Stock
                                 ("Hutchison Whampoa Common")

522,600 shares                   Liberty Financial Companies, Inc. Common Stock
                                 ("Liberty Financial Common")

337,500 shares                   The MONY Group, Inc. Common Stock
                                 ("MONY Common")

66,000 shares                    Toyota Industries Corp. Common Stock
                                 (Toyota Industries Common")

                                 REDUCTIONS IN EXISTING POSITIONS

12,000 shares                    Woronoco Bancorp, Inc. Common Stock
                                 ("Woronoco Common")

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NUMBER OF SHARES                  POSITIONS ELIMINATED

736,788 shares                    CGA Group Ltd. Senior A Preferred Stock
                                  ("CGA Preferred")

440,000 shares                    C.I.T Group, Inc. Class A Common Stock
                                  ("C.I.T Common")

175,200 shares                    Harrowston, Inc. Class A Common Stock
                                  ("Harrowston Common")

300,000 shares                    Paccar, Inc. Common Stock
                                  ("Paccar Common")

185,000 shares                    Tecumseh Products Co. Class B Common Stock
                                  ("Tecumseh Common")

1,493,400 shares                  USG Corp. Common Stock
                                  ("USG Common")

109,100 shares                    Weis Markets, Inc. Common Stock
                                  ("Weis Common")

Two of the  positions  increased  during the quarter  were the common  stocks of
Hutchison Whampoa, headquartered in Hong Kong, and Toyota Industries, headquartered in Nagoya, Japan. As of August 1, Toyoda Automatic Loom Works changed its name to Toyota Industries. Both common stocks appear to be selling at very substantial discounts from readily ascertainable net asset values. More importantly, each company seems to have prospects of becoming first-rate growth vehicles. Hutchison Whampoa has invested heavily into 3G-infrastructure on a worldwide basis. 3G could take over the next generation of wireless telephony. Toyota Industries is the largest stockholder of Toyota Motor and also runs several magnificent operating businesses throughout the world. Toyota Motor seems to have a shot at becoming the "Wal-Mart of automotive assemblers". It will become the "Wal-Mart" if it continues to increase its market penetration on a worldwide basis. Already Toyota passenger cars outsell those of Chrysler in the U.S. and Canada by a widening margin and Toyota seems to be gaining fast in light truck SUV's and minivans.

It has been a most disappointing three months and nine months for the Fund in terms of events affecting portfolio companies, even though TAVF has outperformed most stock market benchmarks. Net asset value of the Fund is up for the nine-month period; most stock market indexes are down. This above average stock market performance seems attributable to the fact that "safe and cheap" seems to work most of the time, even when Fund management's forecasting skills seem to leave much to be desired. "Safe" refers to restricting common stock investments to the issues of companies that are extremely well financed, apparently reasonably well managed, and whose businesses are understandable to us. "Cheap" refers to restricting common stock investments to issues available at prices that seem to represent substantial discounts from what the common stock would be worth were the company a private business or a take-over candidate. In credit investing, "safe" refers to a well enough covenanted debt instrument so that investment risk ought to be minimal whether the issue remains a performing loan or participates in a reorganization, either out-of-court or in Chapter

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11. "Cheap" in credit analysis refers to acquiring issues at prices that are, at least, 1000 basis points higher than could be obtained by buying a "plain vanilla" performing loan of comparable underlying credit quality.

The reason why the nine months interim has been so disappointing in terms of corporate performance is that, among the largest positions held by Third Avenue, results have been considerably worse than I was predicting at the times the particular securities were acquired.

Third Avenue's investment in USG Senior Notes was based in part on the belief that USG would, more likely than not, retire the USG Senior Notes due September 15, 2001 before filing for Chapter 11 relief. USG sought Chapter 11 relief on June 25.

Silicon Valley Group was acquired by ASML Holding in a common stock for common stock transaction, which closed in May. While profitable for TAVF based on the Fund's cost basis for Silicon Valley Common, the pricing for the transaction was so low that it smacked more of being a take-under by ASML Holding rather than a take-over.

Liberty Financial is in liquidation at a price that will result in a fair sized profit for TAVF. Nonetheless, the liquidating value attributable to Liberty Financial Common will be at the very bottom of the ranges of value that seemed likely to be realized. It is hard to complain, though, because it appears as if the Liberty Financial assets were exposed to the market over a long period of time in a competent fashion. The best bids that could be generated were accepted by the Liberty Financial control group.

TAVF has invested heavily in the common stocks of producers of passive components--AVX, Kemet and Vishay. The industry is now much more depressed than I ever thought was likely, and that depression might last longer than I had previously thought might be the case.

TAVF has invested heavily in certain extremely well capitalized Japanese "blue chips". Interestingly enough, Third Avenue has been an investor in Japan since early 1997. The Fund has a paper profit on its "blue chip" Japanese portfolio even though the Japanese Nikkei Index has declined from about 20,000 in 1997 to around 11,500 now. This seems to be another demonstration that "safe and cheap" works most of the time. The general economic depression in Japan is far deeper, and far longer lasting than I had thought would be the case. More importantly, though, there seems little evidence that the management of the companies in which the Fund has invested are either redeploying their excess resources effectively, or are much interested in the welfare of their outside, minority shareholders.

Put simply, most of the developments affecting major positions owned by the Fund in the past nine months have resulted in unpleasant surprises, rather than pleasant ones (such as the take-over of FSA in 2000). I'm hopeful that future events will show that the recent results are attributable much more to a streak of bad luck rather than to a streak of bad analyses. Probably, there has been a little bit of both.

This letter seems an opportune place to discuss three issues very much in the news nowadays: The Role of Financial Accounting in Security Analysis; Security Analysts and Conflicts of Interest; and SEC Regulation FD-Fair Disclosure. Needless to say, my positions tend to differ from the conventional wisdom on the three issues by about 180 degrees in

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each case. The issues seem important, not so much because they might affect TAVF on a day to day basis (they won't), but rather because of possible impacts on the integrity of U.S. Capital Markets: -the best informed, most honest, most efficient capital markets that have existed in the history of mankind.

THE ROLE OF FINANCIAL ACCOUNTING IN SECURITY ANALYSIS

In the TAVF scheme of things, financial accounting is useful, indeed essential, because it is the only tool which provides the objective benchmarks that a security analyst can use in trying to determine corporate values and corporate dynamics. For the Fund there is no belief that accounting should be expected to describe TRUTH: rather, financial accounting gives results derived in accordance with a relatively rigid system: GAAP, i.e., Generally Accepted Accounting Principles. Many of the underlying assumptions of GAAP have to be unrealistic as for example property values are based on historic cost less periodic depreciation charges, rather than estimated market values for properties. For TAVF, there is no PRIORI reason why any one accounting number, say earnings per share, has to be more important than any other accounting number, say book value. Indeed, every accounting number is derived from, modified by, and a function of, all other accounting numbers. For the Fund, what the numbers MEAN tends to be much more important than what the numbers ARE.

In contrast, conventional security analysis, at least equity analysis, looks to have financial accounting reflect TRUTH, i.e., describe some sort of economic reality. Moreover, just one set of accounting figures is deemed to be important: earnings from operations or its derivatives; EBITDA, cash flow from operations, or earnings per share. In conventional security analysis what the numbers ARE tends to be far more important than what the numbers MEAN. Insofar as one labors under the assumption that the goal of security analysis ought to be predicting what the price performance of a publicly traded common stock will be in the immediate future, conventional security analysis seems to be applying an appropriate emphasis to a primacy of the income account approach, as reported for GAAP purposes. It seems obvious that earnings as reported tends to be a key factor influencing short-term fluctuations in the prices of publicly traded common stocks, even though those reported earnings give little, or no, clues as to what underlying values may be.

Most analysts, whether money managers or employed in research departments of broker/dealers, seem to believe that their primary job is to forecast near-term earnings results as reported, say for the next 3 months to 12 months: These analysts tend to put "buy" or "strong buy" recommendations on the common stocks of companies likely to report improved earnings soon. If the immediate profits outlook is glum, conventional analysts would rather not take a position in the security, not at least until they perceive that a bottom is near. In contrast, at TAVF, we are striving to identify underlying long-term values for companies and the securities they issue. For most of the common stocks the Fund acquires, the near-term earnings outlook at the time of acquisition is poor. The Fund buys at the time the near-term outlook is poor provided the company is well capitalized, if our analysis indicates that the common shares are available at a low price earnings ratio relative to long-term future earning power and/or are selling at a substantial discount from an adjusted, and measurable, net asset value. Thus, the difference between the ways TAVF uses financial accounting and the way most conventional equity analysts use financial accounting, seems understandable. It's the difference between a long-term balanced approach with emphasis on what the numbers MEAN (the Fund) vs. a short term, primacy of earnings approach with emphasis on what the numbers ARE (conventional analysts).

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The stock  option  controversy  serves  as a good  example  of how  conventional security analysts are unable to use GAAP to determine the TRUTH. On one side, the granting of stock options to executives are not a charge against the GAAP income account at the time of grant, albeit details of the options are fully described in footnotes to financials. Many conventional analysts want to alter
GAAP so that the income account is charged with the market value of stock options granted to executives. Thus, assuming an executive received options on 2,000,000 shares of common stock with a value as determined by the Black-Scholes formula, of $2 per option, then GAAP should be altered so that operating income would be charged with a $4 million expense, the same as would be the case if, in lieu of options, the executive were paid $4 million cash.

The conventional proposals to alter the GAAP treatment of stock options tend to be ludicrous. First, there is no necessary correlation between the value of a benefit to a recipient--the executive--and the cost to an issuer--the company--to grant that benefit. What is the proper charge against income when a retail sales employee acquires a sweater with a retail price tag of $100 which cost the company $20 at a 60% employee discount, or for $40? The value of the sweater to the recipient is $100; no one would argue that the cost to the company is anything other than $20.

In fact, the cost to the company from issuing the executive stock option, which has a value to the executive of about $4 million, is the present value of the diminution, if any, in the company's future ability to access capital markets for new equity. This is something hard to measure. There may be other company costs, but I haven't figured out what they might be.

Issuing executive options often results in diluting the common capitalization outstanding. But common stock dilution in those instances where no cash dividends are paid is a stockholder problem, not a company problem insofar as it does not detract from a company's ability to access capital markets.

A good part of the problem for conventional security analysts, and virtually all academics, is that they fail to view the company as a stand-alone. Rather they implicitly assume that there exists a substantive consolidation between the interests of the company and the interests of its stockholders. Most of the time, substantive consolidation is an unrealistic economic assumption. Indeed, in credit analysis, whether for performing loans or distressed credits, the company is almost always analyzed as either a stand-alone, or a stand-alone with parent-subsidiary relationships. The stockholder just doesn't figure in most of the time.

There are macro problems involved with designing GAAP to meet the perceived needs of conventional equity analysts for TRUTH determined on a short-run basis with emphasis on the primacy of the income account. To begin with filling those perceived needs probably is an impossible task. More importantly though, trying to fulfill those needs has unnecessarily made GAAP just about as complex as the Internal Revenue Code. The Internal Revenue Code has to be complex because it leads to just one number--a taxpayer's tax bill. GAAP on the other hand need only give the analysts objective benchmarks. From the available information, I can figure out for my analytic purposes, what the true costs of executive stock options to a company might be. I don't need a Certified Public Accountant to do it for me, even assuming the CPA could.

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SECURITY ANALYSTS AND CONFLICTS OF INTEREST

Holders of TAVF Common Stock do not have to worry about conflicts of interest. I haven't purchased a publicly traded security in years. If a security is attractive, the Fund buys it. If I, or my wife, have investable funds, we buy Third Avenue Common Stock.

There is now a general sense of rebellion against security analysts, who during the period prior to April 2000, were putting out strong buy recommendations for dot com common stocks, telecom common stocks, and other issues of companies whose only apparent real asset was an ability to sell new issues to the public at ridiculous prices. Many analysts are perceived to have had conflicts of interest because, among other things, the investment banking departments of the broker-dealers employing these analysts, benefited because the recommendations were essential if the investment bankers were to keep, or develop, relationships with present or potential issuers. There is validity to this view of conflicts of interest. However, it overlooks the main point of what went on during this period of speculative excess. The main point is that many, if not most, analysts, by and large, were incompetent. It was like they were in Jonestown drinking the Kool-Aid. Put otherwise I bet the same trillion of dollars would have been lost by the investing public even if there had been no conflicts of interest.

Many analysts are very smart and also very well informed. However, except for the extremely rare genius and skilled risk arbitrageurs (risk arbitrage exists where there are relatively determinate workouts in relatively determinate periods of time--e.g., announced merger transactions), it seems as if no one person, or group, can outperform a market, or index, by trying to predict short-term swings in security prices. It seems apparent that you can't beat the market by trying to beat the market consistently.

During the period of speculative excess, it was very hard for conventional analysts to not recommend dot com, telecom and similar common stocks, no matter what the price. If the analyst failed to outperform his peers, or benchmarks consistently, not only might his or her compensation level been in question but even his or her job. These analysts were in no position to pay attention to "safe and cheap" even if it was on their radar screens. It had little, or nothing, to do with conflicts of interest.

At present the major broker-dealers are implementing programs to assure that security analysts give out advice that is objective. Who do you want your investment advice from? Someone who is objective or someone who has their money where their mouth is. At Third Avenue, you don't get objectivity; you get managers who are investing on the same terms as any other TAVF stockholder.

The macro issue here is that so much ought to be done to raise the standards of security analysis practice so that in equity analysis, there is a de-emphasis on the importance of outperforming benchmarks consistently in the stock market. There's much to be learned from credit analysis where the analyst has to look mostly to the resources in the business and the performance of the business in order to gauge the quality of the security being analyzed. In credit analysis there tends to be little attention paid to market psychology, i.e., what will a bigger fool pay me for the security I hold regardless of that security's underlying merit or the security's price.

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SEC REGULATION FD--FAIR DISCLOSURE

Regulation FD is now under attack. FD requires issuers to make disclosures available to everyone in the market at the same time, rather than leaking disclosures to a select few. Many people want FD repealed. The issue really does not have anything to do with the Fund. Ever since TAVF has been in existence, Third Avenue has almost always been the last to know. TAVF does not operate with needs to obtain superior, i.e., early, disclosure. Rather, Fund operations revolve around using the available disclosures in a superior manner.

Yet, I think Regulation FD, which has been in existence only since October 2000, is very important as one guarantor of market integrity from a macro point of view. One of the United States' most valuable assets is that its capital markets are perceived as the best, deepest, most informed, most honest capital markets that have ever existed. This is a perception that should be nurtured carefully. Trading markets have to be viewed as fair. It can be said today that the U.S. does not really have a trade deficit but rather that the U.S. is exporting participations in its magnificent capital markets.

That confidence in U.S. markets might cease to exist if trading markets came to be viewed as unfair and disorderly. Regulation of securities, especially by the SEC, covers three principal functions:

     1)  The maintenance of fair and orderly markets

     2)  Providing disclosure

     3)  Oversight of fiduciaries, and quasi-fiduciaries.

Of the three, the first seems to be most important. Regulation FD goes a long way toward preserving the perception that the public trading markets are fair and orderly. Regulation FD should not be repealed.

I will write you again when the Annual Report for the year to end October 31, 2001 is published.

Sincerely yours,


/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2001
                                   (UNAUDITED)

                          PRINCIPAL                                                                        % OF
                          AMOUNT ($)   ISSUES                                                 VALUE     NET ASSETS
---------------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES - 2.72%

Government National       3,987,562    GNMA 2001-27 VC 6.50%, due 10/16/04                $ 4,062,748
Mortgage Association      9,100,558    GNMA 2001-29 VD 6.50%, due 07/20/06                  9,297,995
                         13,442,000    GNMA 1999-28 PL 6.50%, due 12/20/22                 13,657,506
                         12,917,205    GNMA 2001-19 PA 5.50%, due 02/20/25                 13,023,449
                          9,879,862    GNMA 2001-24 PA 5.50%, due 08/20/25                  9,932,768
                          9,879,862    GNMA 2001-25 PA 5.50%, due 08/20/25                  9,932,768
                         10,000,000    GNMA 2001-33 PA 5.50%, due 08/20/25                 10,056,250
                                                                                          -----------
                                                                                           69,963,484      2.72%
                                                                                          -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $69,829,576)                                  69,963,484
                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 1.00%

Healthcare               12,403,733    Genesis Health Ventures Revolving Loan (c)           9,178,762      0.36%
                                                                                          -----------
Insurance Services        9,066,484    Safelite Glass Term A Note (c)                       7,706,511
Companies                 9,500,707    Safelite Glass Term B Note (c)                       8,075,601
                                                                                          -----------
                                                                                           15,782,112      0.61%
                                                                                          -----------
Oil Services                733,721    Cimarron Petroleum Corp. (c) (d)                       752,946      0.03%
                                                                                          -----------
                                       TOTAL BANK AND OTHER DEBT
                                       (Cost $22,885,363)                                  25,713,820
                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.94%

Assisted Living          59,384,000    CareMatrix Corp. 6.25%, due 8/15/04 (a) (c)*         7,719,920      0.30%
Facilities                                                                                -----------

Hotels & Motels          88,635,000    Lodgian, Inc. 7.00%, due 6/30/10 (b)                16,397,475      0.64%
                                                                                          -----------
                                       TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                       (Cost $36,279,603)                                  24,117,395
                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 7.82%

Aerospace/Defense        14,027,000    Kellstrom Industries, Inc. 5.75%, due 10/15/02       3,436,615      0.13%
                                                                                          -----------
Building &               19,500,000    Armstrong World Industries, Inc. 6.35%,
Construction                           due 8/15/03 (a) (e)*                                 9,481,875
                         21,415,000    Armstrong World Industries, Inc. 6.50%,
                                       due 8/15/05 (a) (e)*                                10,413,044

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                            PRINCIPAL                                                                        % OF
                            AMOUNT ($)   ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)



Building & Construction    78,559,000    USG Corp. 9.25%, due 9/15/01 (a)*                 $ 56,562,480
(continued)                85,535,000    USG Corp. 8.50%, due 8/01/05 (a)*                   61,585,200
                                                                                           ------------
                                                                                            138,042,599       5.37%
                                                                                           ------------

Consumer Products          62,300,000    Home Products International, Inc. 9.625%,
                                         due 5/15/08                                         34,576,500       1.35%
                                                                                           ------------

Electrics - Integrated      5,000,000    Pacific Gas & Electric Co. First Mortgage
                                         7.875%, due 3/1/02                                   4,725,000       0.18%
                                                                                           ------------

Hard Goods Retail          18,648,000    Hechinger Co. 6.95%, due 10/15/03 (a)*               1,491,840
                           14,752,000    Hechinger Co. 9.45%, due 11/15/12 (a)*               1,180,160
                                                                                           ------------
                                                                                              2,672,000       0.10%
                                                                                           ------------
Internet Content            9,000,000    Exodus Communications Inc. 11.25%, due 07/01/08      2,745,000
                           15,500,000    Exodus Communications Inc. 10.75%, due 12/15/09      4,979,375
                           15,000,000    Exodus Communications Inc. 11.625%, due 07/15/10     4,875,000
                            5,000,000    Exodus Communications Inc. 11.375%, due 07/15/08
                                         (Euro)                                               1,312,428
                                                                                           ------------
                                                                                             13,911,803       0.54%
                                                                                           ------------
Lawn & Garden Retail       20,753,000    Frank's Nursery & Crafts, Inc. 10.25%, due
                                         3/1/08 (a)*                                          3,735,540       0.15%
                                                                                           ------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $218,670,584)                                201,100,057
                                                                                           ------------
                           SHARES
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 69.02%

Annuities & Mutual Fund        10,000    Atalanta/Sosnoff Capital Corp.                         109,500
Management & Sales              6,000    BKF Capital Group, Inc.                                172,200
                              163,300    John Nuveen & Co., Inc. Class A (e)                 10,127,866
                            1,572,600    Liberty Financial Companies, Inc.                   51,392,568
                                                                                           ------------
                                                                                             61,802,134       2.40%
                                                                                           ------------
Apparel Manufacturers         150,000    Kleinerts, Inc. (a) (c)                              1,200,000       0.05%
                                                                                           ------------
Bermuda Based                 118,449    ESG Re, Ltd. (a)                                       420,494
Financial Institutions         15,675    ESG Re, Ltd. Warrants (a) (c)                                1
                              295,217    Trenwick Group, Ltd.                                 5,225,341
                                                                                           ------------
                                                                                              5,645,836       0.22%
                                                                                           ------------

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                                       10
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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                              % OF
                           SHARES        ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)

Business Development          432,300    Arch Capital Group, Ltd. (a)                       $ 7,288,232
& Investment Companies      1,478,900    Brascan Corp. Class A                               26,546,255
                               83,370    Capital Southwest Corp.                              5,534,934
                            2,200,000    Hutchison Whampoa, Ltd. - (Hong Kong)               21,226,019
                            1,000,000    Investor AB Class A - (Sweden)                      12,421,694
                                                                                            -----------
                                                                                             73,017,134       2.84%
                                                                                            -----------
Computerized Trading          223,600    Investment Technology Group, Inc.                   11,736,764       0.46%
                                                                                            -----------
Computers, Networks           100,000    3Com Corp. (a)                                         490,000       0.02%
& Software                                                                                  -----------

Depository Institutions        53,000    Astoria Financial Corp.                              3,179,470
                              835,000    BankAtlantic Bancorp, Inc. Class A (e)               8,558,750
                               69,566    Banknorth Group, Inc. (e)                            1,597,235
                              218,500    Carver Bancorp, Inc. (b)                             1,922,800
                               61,543    Commercial Federal Corp.                             1,532,421
                               40,000    EverTrust Financial Group, Inc.                        622,000
                              250,787    Golden State Bancorp., Inc.                          8,333,652
                              250,787    Golden State Bancorp, Inc. Litigation
                                         Tracking Warrants (a)                                  318,500
                               41,100    Tompkins Trustco, Inc. (e)                           1,581,117
                              390,800    Woronoco Bancorp, Inc. (b)                           6,252,800
                                                                                            -----------
                                                                                             33,898,745      1.32%
                                                                                            -----------
Electronics                 2,175,000    American Power Conversion Corp. (a)                 29,036,250
                            5,463,500    AVX Corp. (e)                                      120,197,000
                            1,746,900    Electro Scientific Industries, Inc. (a) (b)         56,162,835
                            3,100,000    KEMET Corp. (a)                                     60,016,000
                            2,530,000    Vishay Intertechnology, Inc. (a) (e)                60,846,500
                                                                                            -----------
                                                                                            326,258,585     12.69%
                                                                                            -----------
Financial Insurance           300,000    Ambac Financial Group, Inc.                         17,262,000
                                  119    American Capital Access Holdings (a) (c)             6,785,968
                            1,614,109    MBIA, Inc. (e)                                      90,648,361
                                                                                            -----------
                                                                                            114,696,329      4.46%
                                                                                            -----------

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                      % OF
                     SHARES       ISSUES                                                VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)


Food Manufacturers     495,000    J & J Snack Foods Corp. (a) (b) (e)               $ 11,622,600      0.45%
& Purveyors                                                                         ------------

Industrial Equipment   594,300    Alamo Group, Inc. (b) (e)                            8,647,065
                       123,900    Cummins, Inc.                                        5,043,969
                       299,300    Lindsay Manufacturing Co.                            5,462,225
                       360,100    Mestek, Inc. (a) (e)                                 8,822,450
                       480,500    Standex International Corp.                         11,219,675
                     1,100,000    Trinity Industries, Inc.                            25,322,000
                                                                                     -----------
                                                                                      64,517,384      2.51%
                                                                                     -----------
Industrial - Japan   3,598,000    Toyota Industries Corp.                             71,020,376      2.76%
                                                                                     -----------
Insurance Holding       87,035    ACE Ltd.                                             3,038,392
Companies              200,678    ACMAT Corp. Class A (a) (b)                          1,876,339
                       803,669    Danielson Holding Corp. (a) (c)                      3,295,043
                     1,075,580    Radian Group, Inc. (e)                              43,044,712
                        58,300    White Mountains Insurance Group, Inc.               20,988,000
                                                                                     -----------
                                                                                      72,242,486      2.81%
                                                                                     -----------
Insurance Services     940,130    Safelite Glass Corp. (a) (c)                           940,130
Companies               63,160    Safelite Realty Corp. (a) (c)                           63,160
                                                                                     -----------
                                                                                       1,003,290      0.04%
                                                                                     -----------
Life Insurance         374,800    The MONY Group, Inc. (a)                            14,804,600      0.58%
                                                                                     -----------
Manufactured Housing    89,000    Liberty Homes, Inc. Class A                            609,650
                        40,000    Liberty Homes, Inc. Class B (e)                        248,000
                                                                                     -----------
                                                                                         857,650      0.03%
                                                                                     -----------
Medical Supplies       251,300    Analogic Corp.                                      10,079,643
& Services             342,300    Datascope Corp.                                     14,469,021
                       554,950    Prime Medical Services, Inc. (a)                     2,774,750
                        90,750    St. Jude Medical, Inc. (a)                           6,352,500
                                                                                     -----------
                                                                                      33,675,914      1.31%
                                                                                     -----------

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                      % OF
                     SHARES       ISSUES                                                   VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS (CONTINUED)

Natural Resources &  1,160,000    Alexander & Baldwin, Inc.                        $  29,464,000
Real Estate            166,000    Alico, Inc. (a)                                      4,789,100
                       959,000    Burnham Pacific Properties, Inc.                     4,795,000
                       179,600    Catellus Development Corp. (a)                       3,286,680
                        31,000    Consolidated-Tomoka Land Co.                           623,100
                       657,676    Forest City Enterprises, Inc. Class A               33,738,779
                         7,500    Forest City Enterprises, Inc. Class B                  387,750
                       473,489    HomeFed Corp. (a)                                      445,080
                     1,352,836    Koger Equity, Inc. (b)                              21,780,660
                        14,600    LNR Property Corp.                                     492,750
                           846    Public Storage, Inc.                                    24,974
                       238,200    The St. Joe Co.                                      7,014,990
                     3,420,106    Tejon Ranch Co. (a) (b)                             93,710,904
                                                                                   -------------
                                                                                     200,553,767      7.80%
                                                                                   -------------
Non-Life             6,659,100    Aioi Insurance Co., Ltd. (a)                        22,609,256
Insurance-Japan      7,319,000    Mitsui Marine & Fire Insurance Co., Ltd.            39,736,199
                     2,350,000    The Nissan Fire & Marine Insurance Co., Ltd.        10,406,337
                     3,246,000    The Sumitomo Marine & Fire Insurance Co., Ltd.      19,390,644
                     1,520,800    The Tokio Marine & Fire Insurance Co., Ltd.,
                                  Sponsored ADR                                       70,521,017
                     3,000,000    The Yasuda Fire & Marine Insurance Co., Ltd.        19,146,282
                                                                                   -------------
                                                                                     181,809,735      7.07%
                                                                                   -------------
Oil Services           500,000    Nabors Industries, Inc. (a)                         14,650,000      0.57%
                                                                                   -------------
Pharmaceutical       5,308,740    Innovative Clinical Solutions, Ltd. (a) (b)          1,645,709
Services               929,500    Kendle International, Inc. (a) (b)                  15,727,140
                       598,000    PAREXEL International Corp. (a) (e)                  9,603,880
                       800,000    Pharmaceutical Product Development, Inc. (a)        28,328,000
                                                                                   -------------
                                                                                      55,304,729      2.15%
                                                                                   -------------
Security Brokers,      223,600    Jefferies Group, Inc. (e)                            7,928,856
Dealers & Flotation    893,332    Legg Mason, Inc. (e)                                43,005,002
Companies


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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                             % OF
                           SHARES       ISSUES                                                   VALUE    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)


Security Brokers, Dealers  1,086,250    Raymond James Financial, Inc.                     $ 32,478,875
& Flotation Companies        556,850    Southwest Securities Group, Inc. (e)                10,051,142
(continued)                                                                              -------------
                                                                                            93,463,875      3.63%
                                                                                         -------------
Semiconductor                200,000    Applied Materials, Inc. (a)                          9,172,000
Equipment Manufacturers    3,975,283    ASML Holding N.V. (a)                               81,374,043
& Related                  1,004,500    Clare, Inc. (a) (b)                                  2,661,925
                              31,400    Credence Systems Corp. (a)                             649,980
                           2,874,700    Electroglas, Inc. (a) (b)                           46,426,405
                           3,329,000    FSI International, Inc. (a) (b)                     48,403,660
                             100,000    KLA-Tencor Corp. (a)                                 5,439,000
                             208,676    Novellus Systems, Inc. (a) (e)                      10,636,216
                             300,000    Photronics, Inc. (a)                                 6,270,000
                             500,000    Veeco Instruments, Inc. (a) (e)                     18,475,000
                                                                                         -------------
                                                                                           229,508,229      8.92%
                                                                                         -------------
Small-Cap Technology           1,499    CareCentric, Inc. (a)                                    3,560
                             247,200    Planar Systems, Inc. (a)                             7,537,128
                                                                                         -------------
                                                                                             7,540,688      0.29%
                                                                                         -------------
Title Insurance            3,000,000    First American Corp.                                53,250,000
                           1,951,400    Stewart Information Services Corp. (a) (b)          38,540,150
                                                                                         -------------
                                                                                            91,790,150      3.57%
                                                                                         -------------
Transportation                55,032    Florida East Coast Industries, Inc. Class B          1,720,300      0.07%
                                                                                         -------------
                                        TOTAL COMMON STOCKS AND WARRANTS
                                        (Cost $1,214,109,328)                            1,774,831,300
                                                                                         -------------

---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.88%

Bermuda Based              6,045,667    CGA Group, Ltd., Series C (a) (c)                            0
Financial Institutions                                                                   -------------
                                                                                                     0      0.00%
                                                                                         -------------
Financial Insurance           12,500    American Capital Access Holdings, Convertible
                                        (a) (c)                                             12,500,000
                              10,000    American Capital Access Holdings, Senior
                                        Convertible (a) (c)                                 10,000,000
                                                                                         -------------
                                                                                            22,500,000      0.88%
                                                                                         -------------

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                                % OF
                           SHARES           ISSUES                                                 VALUE     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK (CONTINUED)

Insurance Holding              4,775        Ecclesiastical Insurance, 8.625%                   $     7,928      0.00%
Companies                                                                                      -----------

                                            TOTAL PREFERRED STOCK
                                            (Cost $29,548,975)                                  22,507,928
                                                                                               -----------

                           INVESTMENT
                           AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.08%

Bermuda Based              2,202,000        ESG Partners, LP (a) (c)                               185,893      0.01%
Financial Institutions                                                                         -----------

Insurance Holding          3,264,756        Head Insurance Investors LP (a) (c)                    548,213
Companies                  1,425,000        Insurance Partners II Equity Fund, LP (a) (c)        1,425,000
                                                                                               -----------
                                                                                                 1,973,213      0.07%
                                                                                               -----------
                                            TOTAL LIMITED PARTNERSHIPS
                                            (Cost $6,891,756)                                    2,159,106
                                                                                               -----------

                           NOTIONAL
                           AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - (0.01%)

Foreign Currency Swap    150,000,000        Bear Stearns Currency Swap,
Contracts                                   Termination Date 4/17/02 (g)                          (281,419)    (0.01%)
                                                                                               -----------

                                            TOTAL OTHER INVESTMENTS
                                            (Cost $0)                                             (281,419)
                                                                                               -----------

                           PRINCIPAL
                           AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 17.89%

Repurchase Agreements    348,177,421        Bear Stearns 3.86%, due 8/1/01 (f)                 348,177,421     13.54%
                                                                                               -----------

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                         PRINCIPAL                                                                        % OF
                         AMOUNT ($)    ISSUES                                                   VALUE   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS (CONTINUED)

U.S. Treasury Bills      19,500,000    U.S. Treasury Bill 3.61%+, due 09/06/01          $  19,433,989

                         17,500,000    U.S. Treasury Bill 3.48%+, due 09/20/01             17,418,654

                         39,000,000    U.S. Treasury Bill 5.81%+, due 11/29/01             38,564,487

                         19,500,000    U.S. Treasury Bill 3.59%+, due 12/06/01             19,270,232

                         17,500,000    U.S. Treasury Bill 3.47%+, due 12/20/01             17,268,335
                                                                                       --------------
                                                                                          111,955,697      4.35%
                                                                                       --------------
                                       TOTAL SHORT TERM INVESTMENTS
                                       (Cost $459,851,929)                                460,133,118
                                                                                       --------------
                                       TOTAL INVESTMENT PORTFOLIO - 100.34%
                                       (Cost $2,058,067,114)                            2,580,244,789
                                                                                       --------------
                                       LIABILITIES IN EXCESS OF
                                       OTHER ASSETS - (0.34%)                              (8,691,836)
                                                                                       --------------
                                       NET ASSETS - 100.00%                            $2,571,552,953
                                       (Applicable to 68,190,347                       ==============
                                       shares outstanding)

                                       NET ASSET VALUE PER SHARE                               $37.71
                                                                                               ======

 Notes:
(a)  Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)  Restricted/fair valued securities.
(d)  Interest accrued at a current rate of prime + 2%.
(e)  Securities in whole or in part on loan.
(f)  Repurchase agreement collateralized by:
     U.S. Treasury Notes, par value $8,455,000, matures 1/15/10, market value $9,030,955.
     U.S. Treasury Notes, par value $25,000,000, matures 01/15/11, market value $25,335,750.
     U.S. Treasury Strips, par value $122,000,000, matures 02/15/26, market value $30,004,680.
     U.S. Treasury Strips, par value $56,000,000, matures 02/15/20, market value $19,267,360.
     U.S. Treasury Strips, par value $120,500,000, matures 08/15/23, market value $34,117,165.
     U.S. Treasury Strips, par value $29,450,000, matures 02/15/22, market value $8,991,380.
     U.S. Treasury Strips, par value $60,000,000, matures 05/15/12, market value $33,731,400.
     U.S. Treasury Strips, par value $23,500,000, matures 08/15/12, market value $13,005,840.
     U.S. Treasury Strips, par value $50,000,000, matures 11/15/13, market value $25,547,000.
     U.S. Treasury Strips, par value $127,200,000, matures 08/15/22, market value $37,961,568.
     U.S. Treasury Strips, par value $33,720,000, matures 05/15/14, market value $16,723,097.
     U.S. Treasury Strips, par value $202,300,000, matures 02/15/19, market value $73,839,500.
     U.S. Treasury Strips, par value $9,890,000, matures 08/15/24, market value $2,636,278.
     U.S. Treasury Strips, par value $80,550,000, matures 11/15/21, market value $24,894,783.
(g) The Fund is selling 18.6 billion Japanese yen and paying an interest rate of 0.18% in exhange for 150 million U.S. dollars and an interest rate of 4.72%.
*    Issuer in default.
+    Annualized yield at date of purchase.
ADR: American Depository Receipt.

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                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At July 31, 2001, the end of the third fiscal quarter, the unaudited net asset value attributable to the 14,489,770 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap" or the "Fund") was $15.60 per share, compared with the Fund's audited net asset value of $13.86 per share at October 31, 2000, and an unaudited net asset value at April 30, 2001 of $14.88 per share. At August 24, 2001, the net asset value was $15.79 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap established three new positions, added to eight of its 47 existing positions, reduced its holdings in four companies, and eliminated positions in one company. At July 31, 2001, Small-Cap held positions in 49 companies, the top 10 positions of which accounted for approximately 30% of the Fund's net assets.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

70,730 shares                       ASML Holding N.V. Common Stock
                                    ("ASML Common")
287,900 shares                      Brascan Corp. Class A Common Stock
                                    ("Brascan Common")
50,000 shares                       Coherent, Inc. Common Stock
                                    ("Coherent Common")
64,300 shares                       Jones Lang LaSalle, Inc. Common Stock
                                    ("Jones Common")

                                    INCREASES IN EXISTING POSITIONS

8,600 shares                        Alamo Group, Inc. Common Stock
                                    ("Alamo Common")
7,500 shares                        Arch Capital Group Ltd. Common Stock
                                    ("Arch Common")
24,300 shares                       Bel Fuse, Inc. Class B Common Stock
                                    ("Bel Fuse Common")
16,400 shares                       Lindsay Manufacturing Co. Common Stock
                                    ("Lindsay Common")
54,700 shares                       The MONY Group, Inc. Common Stock
                                    ("MONY Common")
5,000 shares                        First American Corporation Common Stock
                                    ("First American Common")

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                                       17
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                               [GRAPHIC OMITTED]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

292,780 shares                      Southwest Securities Corp. Common Stock
                                    ("Southwest Common")
42,500 shares                       Trenwick Group, Ltd. Common Stock
                                    ("Trenwick Common")

                                    DECREASES IN EXISTING POSITIONS

5,000 shares                        Brooks Automation, Inc. Common Stock
                                    ("Brooks Common")
18,500 shares                       Century Aluminum Co. Common Stock
                                    ("Century Common")
10,000 shares                       Planar Systems, Inc. Common Stock
                                    ("Planar Common")
50,800 shares                       Pharmaceutical Product Development, Inc.
                                    Common Stock
                                    ("PPD Common")

                                    POSITIONS ELIMINATED
79,600 shares                       Silicon Valley Group, Inc. Common Stock
                                    ("SVG Common")
100,000 shares                      USG Corp. Common Stock
                                    ("USG Common")

In contrast to the prior quarter, generally higher share prices this period worked against us as a buyer of securities. Nevertheless, we were able to start modest positions in Jones Common and Coherent Common and a slightly more meaningful position in Brascan Common. With the exception of Southwest Common, additions to our existing positions were similarly modest. Additionally, we exchanged our shares in SVG Common for shares in ASML Common, following a share for share merger transaction.

Brascan is a Canadian-based conglomerate of sorts, which has made considerable strides in improving the quality of its assets, focusing on a narrower set of properties that today include real-estate, energy, forest products, financial services and mining. Jones Lang is a real-estate management and services company, providing tenant representation, corporate property, valuation, and investment management services. Founded in 1966, Coherent manufactures lasers, laser-based systems and precision optics with applications in semiconductor manufacturing, telecommunications equipment, graphic arts and materials processing. Additionally, Coherent owns large positions in the publicly-traded common stocks of Lamda Physik and ESC Medical Systems.

The Fund's holdings in USG Common were sold before that company filed for bankruptcy. The Fund realized a relatively large loss on the position. Realized losses, however, have a silver lining: Fund shareholders avoided nearly $450,000 in taxes. It may be that there is still value in the equity, but we sold it on two counts: 1) it no longer qualified as "safe and cheap"; and 2) our original analysis, as it pertained to the company's asbestos liability, was flawed. We

--------------------------------------------------------------------------------
                                       18
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                               [GRAPHIC OMITTED]

like the business and the very capable management team and, were it not for the as yet un-quantified asbestos liability, it is likely that we would continue to own the common stock.

The Fund now holds 20% of its assets in cash and equivalents (up from 15% in April, 2001). The cash position does not reflect a bearish view about the general market, nor an attempt to "time the market." This abnormally high level of cash reflects a narrower set of good, well-financed businesses selling at meaningful discounts to private market value.

A few statistics might put these comments in some perspective. The Russell 2000 Value Index--a rough proxy for our hunting grounds--a year ago had a P/E of 13.6x and a price/book value of 1.4x. Indicating both share price appreciation and deteriorating business conditions, those ratios today have climbed to 20.9x and 1.6x, respectively. While not wildly excessive, the most recent ratios seem to support a view that the world is more expensive than it used to be, expensive enough to reduce meaningfully the Fund's "opportunity set."

A couple of recent Fund purchases also illustrate these points. The Fund during the April quarter made significant purchases of Electro Scientific Common and Credence Systems Common. The table compares the Fund's average purchase cost during the April quarter with the daily average prices and volumes during the April and July quarters. (Readers will note too that purchasing during the July quarter would have been made more difficult by significantly lower volumes.)

                     Fund's         Avg. Market Price         End of Period Price          Volume (000's)
                    Avg. Cost        April Q   July Q         April 30    July 31     April Q  July Q    % Chg
                    --------         ----------------         -------------------     ------------------------
Credence             $18.60          $22.67    $22.37          $23.75     $21.12      1,170      838    (28%)
Electro Scientific   $27.26          $31.08    $36.07          $35.83     $32.15        296      230    (22%)

I would rather not hold as much cash as the Fund has, but am determined not to stray from an investing philosophy that has served investors well for many years. As I think about the cash position, I can not help but think of other professional investors (Long Term Capital Management and any number of LBO and venture capital firms come to mind) who, on the receiving end of too much cash in recent years, were forced to move beyond their respective "circles of competence" and ended up squandering billions of dollars by allocating too much capital to the wrong businesses. Call it capital allocation myopia. The experience of any number of industries from the late 1990's illustrates my point, but a few recent examples really stand out: movie theatre exhibition; telecommunications infrastructure; manufactured housing; and assisted living facilities. I intend to avoid repeating the mistakes of those derelict pieces of capital markets history.

You should rest assured that our entire investment team continues to search diligently for new ideas, and will stick closely to our knitting. It will take only a few really good ideas to employ our cash hoard and normalize our cash position. I look forward to writing you again when we publish our Annual Report dated October 31, 2001.

Sincerely,


/s/ Curtis R. Jensen

Curtis R. Jensen
Portfolio Manager, Third Avenue Small-Cap Value Fund

--------------------------------------------------------------------------------
                                       19
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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                         % OF
                           SHARES    ISSUES                                                   VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 78.40%

Aerospace/Defense         255,000    Herley Industries, Inc. (a) (b)                   $  4,286,550      1.90%
                                                                                       ------------
Bermuda Based Financial   177,900    Trenwick Group, Ltd.                                 3,148,830      1.39%
Institutions                                                                           ------------

Business Development      200,600    Arch Capital Group, Ltd. (a)                         3,381,955
& Investment Companies    287,900    Brascan Corp. Class A                                5,167,805
                           13,500    Capital Southwest Corp.                                896,265
                                                                                       ------------
                                                                                          9,446,025      4.18%
                                                                                       ------------
Electronics               242,000    Advanced Power Technology, Inc. (a)                  3,230,700
                          160,000    American Power Conversion Corp. (a)                  2,136,000
                          200,000    Bel Fuse, Inc. Class B                               4,844,000
                          484,800    Clare, Inc. (a)                                      1,284,720
                          290,000    KEMET Corp. (a)                                      5,614,400
                           95,000    Planar Systems, Inc. (a)                             2,896,550
                                                                                       ------------
                                                                                         20,006,370      8.85%
                                                                                       ------------
Financial Insurance       150,000    MBIA, Inc. (b)                                       8,424,000      3.73%
                                                                                       ------------
Industrial Equipment      328,100    Alamo Group, Inc.                                    4,773,855
                           54,600    Cummins, Inc. (b)                                    2,222,766
                          168,600    Lindsay Manufacturing Co. (b)                        3,076,950
                          262,900    Trinity Industries, Inc.                             6,051,958
                                                                                       ------------
                                                                                         16,125,529      7.14%
                                                                                       ------------
Insurance Holding          71,852    Radian Group, Inc. (b)                               2,875,517      1.27%
Companies                                                                              ------------

Life Insurance            179,000    FBL Financial Group, Inc. Class A                    3,329,400
                          109,700    The MONY Group, Inc.                                 4,333,150
                                                                                       ------------
                                                                                          7,662,550      3.39%
                                                                                       ------------
Manufactured Housing      184,300    Skyline Corp.                                        4,828,660      2.14%
                                                                                       ------------
Media                     120,000    ValueVision International, Inc. Class A (a)          2,167,200      0.96%
                                                                                       ------------
Metal & Metal Products    181,900    Century Aluminum Co. (b)                             3,174,155      1.40%
                                                                                       ------------

--------------------------------------------------------------------------------
                                       20
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

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                                % OF
                               SHARES       ISSUES                                                   VALUE   NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Natural Resources &              187,500    Alexander & Baldwin, Inc.                          $ 4,762,500
Real Estate                      187,300    Alico, Inc. (b)                                      5,403,605
                                 139,000    Avatar Holdings, Inc. (a) (b)                        3,475,000
                                 126,900    Cabot Industrial Trust                               2,664,900
                                 255,400    Deltic Timber Corp. (b)                              6,844,720
                                  39,000    Forest City Enterprises, Inc. Class A                2,000,700
                                 268,800    Koger Equity, Inc.                                   4,327,680
                                  17,000    Security Capital Group, Inc. Class B (a)               350,200
                                 224,600    Tejon Ranch Co. (a) (b)                              6,154,040
                               1,104,700    The TimberWest Forest Corp. (Canada) (b)             8,782,146
                                                                                               -----------
                                                                                                44,765,491     19.81%
                                                                                               -----------
Non-Life Insurance - Japan     2,025,000    The Nissan Fire & Marine Insurance Co., Ltd.         8,967,163       3.97%
                                                                                               -----------
Pharmaceutical Services           76,400    Kendle International, Inc. (a)                       1,292,688
                                  58,100    PAREXEL International Corp. (a) (b)                    933,086
                                 135,200    Pharmaceutical Product Development, Inc. (a)         4,787,432
                                                                                               -----------
                                                                                                 7,013,206       3.10%
                                                                                               -----------
Real Estate Investment Trust     219,300    Burnham Pacific Properties, Inc.                     1,096,500       0.49%
                                                                                               -----------
Real Estate Management            64,300    Jones Lang LaSalle, Inc. (a) (b)                       922,705       0.41%
                                                                                               -----------
Securities Brokers, Dealers &    346,180    Southwest Securities Group, Inc. (b)                 6,248,549       2.76%
Flotation Companies                                                                            -----------

Semiconductor                     70,730    ASML Holding N.V.                                    1,447,843
Equipment Manufacturers           58,000    Brooks Automation, Inc. (a)                          2,759,060
& Related                         50,000    Coherent, Inc. (a)                                   1,849,000
                                 124,100    Credence Systems Corp. (a) (b)                       2,568,870
                                 198,500    CyberOptics Corp. (a)                                2,094,175
                                 159,300    Electro Scientific Industries, Inc. (a)              5,121,495
                                 100,000    Electroglas, Inc. (a)                                1,615,000
                                 373,400    FSI International, Inc. (a)                          5,429,236

--------------------------------------------------------------------------------
                                       21
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

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                            % OF
                              SHARES    ISSUES                                                   VALUE   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)


Semiconductor Equipment       25,000    Novellus Systems, Inc. (a)                        $  1,274,250
Manufacturers (continued)                                                                 ------------
                                                                                            24,158,929     10.69%
                                                                                          ------------
Title Insurance              105,000    First American Corp. (b)                             1,863,750      0.82%
                                                                                          ------------
                                        TOTAL COMMON STOCKS
                                        (Cost $145,742,107)                                177,181,679
                                                                                          ------------
                          PRINCIPAL
                          AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 20.37%

Repurchase Agreements     31,166,013    Bear Stearns 3.86%, due 8/1/01 (c)                  31,166,013     13.79%
                                                                                          ------------
U.S. Treasury Bills       15,000,000    U.S. Treasury Bill 3.44%+, due 10/25/01             14,878,170      6.58%
                                                                                          ------------
                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $46,043,569)                                  46,044,183
                                                                                          ------------

                                        TOTAL INVESTMENT PORTFOLIO - 98.77%
                                        (Cost $191,785,676)                                223,225,862
                                                                                          ------------

                                        OTHER ASSETS
                                        LESS LIABILITIES - 1.23%                             2,777,579
                                                                                          ------------

                                        NET ASSETS - 100.00%                              $226,003,441
                                                                                          ============
                                        (Applicable to 14,489,770
                                        shares outstanding)

                                        NET ASSET VALUE PER SHARE                               $15.60
                                                                                                ======

NOTES:

(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c) Repurchase agreement collateralized by: U.S. Treasury Notes, par value $29,710,000, matures 01/15/10, market value $31,733,845.
 +   Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                       22
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                               [GRAPHIC OMITTED]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At July 31, 2001, the end of the third fiscal quarter of 2001, the unaudited net asset value attributable to the 4,105,996 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $15.89 per share. This compares with an audited net asset value of $13.08 per share at October 31, 2000, and an unaudited net asset value of $12.49 per share at July 31, 2000, both as adjusted for subsequent distributions to shareholders of $0.565 per share. At August 24, 2001, the unaudited net assets totaled $76,329,632, attributable to the 4,661,126 common shares outstanding with a net asset value of $16.38 per share.

QUARTERLY ACTIVITY

During the third quarter of fiscal 2001, the Fund established new positions in the subordinated notes of one company, the senior notes of two companies, the preferred stock of one company, warrants on the common stock of one company and in the common stock of three companies. The Fund increased its position in the subordinated debentures of one company and in the common stock of nine companies; and reduced its position in the common stock of one company. The Fund eliminated its position in the senior notes of two companies, the liquidating trust units of one company and in the common stock of two companies. At July 31, 2001, the Fund held positions in 30 companies with the ten largest positions accounting for approximately 49% of the Fund's net assets.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES              NEW POSITIONS ACQUIRED

$1,100,000                    Assisted Living Concepts,  Inc. 5.625% Convertible
                              Subordinated  Notes, due 5/1/03 ("Assisted Living
                              Subordinates")

$369,000 Assisted Living Concepts, Inc. 6.00% Convertible Subordinated Notes, due 11/1/02 ("Assisted Living Subordinates")

$725,000                      USG  Corp.  (Oregon  State  Solid  Waste  Disposal
                              Facilities)   6.4%  Revenue  Bonds,   due  12/1/29
                              ("Oregon Bonds")

$500,000                      USG  Corp.  8.5%  Senior  Notes due  8/1/05
                              ("USG Notes")

$464,100 Imperial Credit Industries, Inc. 12% Senior Notes, due 6/30/05 ("Imperial New Notes")

60,000 shares                 Anthracite Capital,  Inc. 10% Series B Convertible
                              Preferred Stock ("Anthracite Preferred")

148,800 shares                Brookfield    Properties   Corp.    Common   Stock
                              ("Brookfield Common")

22,223 warrants               Imperial  Credit  Industries,  Inc.  Common  Stock
                              Warrants ("Imperial Warrants")

--------------------------------------------------------------------------------
                                       23
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                               [GRAPHIC OMITTED]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES              NEW POSITIONS ACQUIRED (CONTINUED)

142,000 shares                Jones Lang LaSalle, Inc. Common Stock
                              ("Jones Lang Common")

235,000 shares                Trammell Crow Co. Common Stock
                              ("Trammell Crow Common")

                              INCREASES IN EXISTING POSITIONS

$1,250,000 equivalents        Lodgian, Inc. 7% Convertible Subordinated
                              Debentures, due 6/30/10 ("Lodgian Subordinates")

200 shares                    American Land Lease, Inc. Common Stock
                              ("American Land Common")

70,000 shares                 Catellus Development Corp. Common Stock
                              ("Catellus Common")

17,600 shares                 Consolidated-Tomoka Land Co. Common Stock
                              ("Consolidated Common")

10,000 shares                 First American Corp. Common Stock
                              ("First American Common")

34,900 shares                 Golf Trust of America, Inc. Common Stock
                              ("Golf Trust Common")

11,100 shares                 LNR Property Corp. Common Stock
                              ("LNR Common")

15,000 shares                 Prime Group Realty Trust Common Stock
                              ("Prime Group Common")

85,000 shares                 Security Capital Group, Inc. Class B Common Stock
                              ("Security Capital Common")

22,900 shares                 Wellsford Real Properties, Inc. Common Stock
                              ("Wellsford Common")

                              REDUCTIONS IN EXISTING POSITIONS

5,100 shares                  Captec Net Lease Realty, Inc. Common Stock
                              ("Captec Common")

                              POSITIONS ELIMINATED

$700,000 Rockefeller Center Property Trust Floating Rate Notes, due 12/31/07 ("Rockefeller Notes")

--------------------------------------------------------------------------------
                                       24
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                               [GRAPHIC OMITTED]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES              POSITIONS ELIMINATED (CONTINUED)

$714,000 Imperial Credit Industries, Inc. 9.875% Senior Notes due 11/5/07 ("Imperial 9.875% Notes")

3,055,278 units               CFN Liquidating Trust Units of Beneficial Interest
                              ("CFN Units")

107,700 shares                United   Investors   Realty   Trust  Common  Stock
                              ("United Investors Common")

18,000 shares                 USG Corp. Common Stock
                              ("USG Common")

HIGHLIGHTS OF QUARTERLY ACTIVITY

INVESTMENTS IN DISTRESSED CREDITS

Assisted Living Concepts owns/leases and operates 185 assisted living facilities, primarily small facilities (40 beds each) in small towns in
Washington, Oregon, Texas and the Midwest. The company's goal was to reach a total of 300 residences in order to take advantage of economies of scale. The assisted living business experienced significant overbuilding during the late 1990s, and the company (along with most others in the business) lost its access to capital for further expansion. Without achieving critical mass, the company's business model is not viable, and its debt load cannot be adequately serviced. The Fund purchased Assisted Living Subordinates with the expectation that the company will file for bankruptcy protection and we will ultimately receive equity in the reorganized company. By converting the Assisted Living Subordinates to equity, the company should be able to stabilize its properties and sell them into a better market within the next few years. At an average cost of about 33 cents on the dollar, we think there is the potential for significant upside in the Assisted Living Subordinates.

USG Corp. and its U.S. subsidiaries (including U.S. Gypsum Company) filed for bankruptcy protection on June 25, 2001. According to the company, the filing was the direct result of the dramatic increase in the number of asbestos claims filed against the company; the increased costs of resolving claims; and the chain reaction of recent bankruptcy filings by other companies that forced USG to bear not only its own unjustly inflated burden but also the burdens of other companies. USG's business is currently in a cyclical downturn--gypsum wallboard prices are at about half the price of one year ago due to excess capacity. However, aside from asbestos liabilities, the company is extremely well financed and it would have no problem meeting all of its debt obligations. The Fund acquired USG 8.5% Senior Notes and Oregon Bonds (which are unsecured liabilities of USG) at a dollar price of about 66 and 47, respectively. The Fund also owns USG 9.25% Senior Notes. Both USG Senior Note issues, the Oregon Bonds and the bank credit facility all rank in parity with each other as senior unsecured claims of USG (the parent company). The vast majority of USG's asbestos claims are against U.S. Gypsum (a wholly owned subsidiary). We believe it is highly unlikely that there would be a resolution to the bankruptcy pursuant to which our claims would be subordinated to asbestos claims. A reasonable worst-case scenario assuming a par recovery (without interest from the date of filing) in three to four years

--------------------------------------------------------------------------------
                                       25
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                               [GRAPHIC OMITTED]

should net a mid-teens internal rate of return. The returns will be substantially higher if we receive post-petition interest. We expect that USG will reorganize pursuant to Section 524 (g) of the U.S. Bankruptcy Code--which provides for the formation of a trust to be funded by the company. The trust will own a substantial portion of the equity in the reorganized company, all existing and future asbestos claims will be channeled to the trust, and the company will be cleansed of asbestos liabilities. The Fund sold its position in USG Common prior to the bankruptcy filing as it no longer met our criteria for "safe".

Imperial Credit Industries reduced its outstanding senior debt by $60 million with the successful completion of a capital infusion and debt exchange. The Fund exchanged its Imperial 9.875% Senior Notes for Imperial New Notes in an amount equal to 65% of the original face amount plus common stock and out-of-the-money warrants (we sold the common stock). We elected to keep the Imperial 9.75% Senior Notes instead of accepting the exchange offer in which we would have received New Notes equal to 50% of the original face amount. The 9.75% Notes mature in January 2004, approximately 18 months before the maturity date of the New Notes. While most of the financial covenants have been stripped from the indenture, our right to receive a money payment cannot be altered without our consent or a court order. The outstanding balance of the entire issue is only $7.5 million and is the company's next maturing issue. Unless the company's financial condition deteriorates significantly, we expect to continue to hold a performing loan and be paid off at maturity. Our cost basis in the 9.75% Notes is about 39% of par, which gives us a 25% current yield and over a 50% yield to maturity.

The Rockefeller Notes were called and paid in full by the company. The Fund originally purchased Rockefeller Notes at 86% of par in July 2000. The investment resulted in an internal rate of return of 22%. It should be noted that we never considered Rockefeller Notes to be distressed. When we bought them, they were just safe and cheap.

The Fund sold its position in CFN Units since it became difficult to determine a reasonable valuation for CFN Liquidating Trust's remaining assets. The Fund originally invested in ContiFinancial Corp. Senior Notes prior to the company's bankruptcy filing in May 2000. Upon confirmation of the plan of reorganization, we received distributions of cash plus the CFN Units. The Fund's internal rate of return on the original investment was 93%.

INVESTMENTS IN EQUITIES

The Fund first invested in Anthracite Capital common stock ("Anthracite Common") in late 1998 when many mortgage REITs were in trouble due to mark-to-market adjustments that resulted in margin calls and forced sales of mortgage-backed securities. At that time, Anthracite held a high-quality portfolio of securities and mortgage loans without significant leverage. The stock was cheap, but we believed it was mispriced because of panic in the market. Since then, Anthracite Common has performed very well (over 100% return including appreciation and dividends). We continue to hold our investment in Anthracite Common and we are comfortable with management's performance and conservative underwriting approach. During the quarter, we were able to acquire Anthracite Preferred at a 13% current yield and a 23% discount to the liquidation preference amount. Considering that we still like Anthracite Common, our investment in Anthracite Preferred seems very safe.

Brookfield Properties Corp. is a Canadian real estate operating company that develops, owns, leases and manages high-profile office buildings primarily in New York, Boston, Calgary and Toronto. Nearly all of Brookfield's debt is non-

--------------------------------------------------------------------------------
                                       26
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

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                               [GRAPHIC OMITTED]

recourse, fixed rate mortgage debt and its properties are generally leased to high-quality credit tenants with lease terms averaging about 10 years. The Fund's average cost of Brookfield Common represents about a 20% discount to net asset value. Brookfield's management team also seems to be very competent and their interests are aligned with shareholders.

Jones Lang LaSalle and Trammell Crow are diversified real estate services and investment management companies. Both provide a wide variety of commercial real estate transactional, advisory and investment management services for local, national and international corporations and a large percentage of their total revenues are generated from recurring fees (e.g., contracts for property and facility management, and investment management) as opposed to being heavily dependent on transaction fees. Due to weakening economic factors in the United States, Europe and Asia, the near-term outlook for real estate services companies is cloudy--especially for companies that depend on non-recurring commissions. The Fund bought Jones Lang Common and Trammell Crow Common because they are both well financed (safe) and trading at what appears to be depressed levels. Wall Street analysts can't seem to get a clear picture of what the next few quarters are going to look like for the industry and until they can "call the bottom" these stocks will probably be out of favor. Our view is more long-term. Jones Lang and Trammell Crow have very strong business franchises and we expect they will continue to be the industry leaders.

SOMETIMES IT PAYS TO BE AN ACTIVIST

United Investors Realty Trust entered into a merger agreement with Equity One, Inc. (a REIT), pursuant to which shareholders will receive $3.65 in cash plus common shares in Equity One (based on a formula). Depending on the price of Equity One's common stock, the total consideration will be $6.75 to $7.30 per share plus an additional $.13 dividend. The transaction is contingent upon receiving both companies' shareholders' approval. The Fund sold its position in United Investors Common at prices that we determined, on a risk adjusted basis, equaled or exceeded the expected merger consideration. It should be noted that the company's decision to seek a merger partner was significantly influenced by pressure exerted by the Fund's adviser and other large shareholders. We became dissatisfied with management's performance and concerned about the deterioration in the value of the properties and what appeared to be significant conflicts of interest. The Fund was part of group that became known as "The Committee to Restore Shareholder Value". The Committee waged a heated proxy contest to elect its own slate of directors, with the ultimate goal of maximizing value for shareholders. Though the Committee failed to get its slate of directors elected, we believe the pressure exerted was instrumental in forcing the company's management and directors to focus on shareholder concerns, and ultimately led to a fair transaction. The Fund's investment in United Investors Common was certainly not a homerun by our standards. In fact, I would classify it as a mistake. We have often said that evaluating management is one of the most difficult tasks when making investment decisions. United Investors was an example of how management's lack of competence can actually destroy shareholder value. When the Fund first invested in United Investors Common, I estimated net asset value was about $10 per share (pretty close to book value, or cost basis). The $7.30 per share in merger consideration is a clear indication of management's shortcomings. The Fund's average cost of United Investors Common was $5.89 per share. Including dividends and stock sale proceeds, we still earned an internal rate of return of over 16%. Not a homerun, but not bad for a mistake. Had we not taken an active role, I believe the results would have been significantly worse.

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                                       27
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                               [GRAPHIC OMITTED]

The Fund's adviser also took an active role in opposing a merger transaction proposed by Aegis Realty. In December 2000, Aegis announced it had entered into a transaction to acquire a portfolio of retail centers by issuing Aegis Common to the sellers of the portfolio. The transaction was billed as an acquisition, but the terms looked more like a reverse merger since the sellers would end up controlling the company. The price assigned to the shares to be issued for the acquisition was significantly below book value and our estimate of net asset value. Additionally, management was to receive fees that seemed excessive and to the detriment of shareholders. We, along with other large shareholders (including Warren Buffett), expressed our dissatisfaction with the proposed transaction and our intention to vote against it. We encouraged management to terminate the transaction and pursue a sale or liquidation of the company to maximize shareholder value. The company ultimately reached a mutual agreement with the seller to terminate the transaction. The company's board has directed management to retain an investment advisor and pursue a sale of the company or its assets. Only time will tell if there is a more favorable transaction, but clearly the proposed transaction looked grossly unfair to shareholders.

I look forward to writing to you again when we publish our Annual Report for the fiscal year ended October 31, 2001.

Sincerely,


/s/ Michael H. Winer

Michael H. Winer

Portfolio Manager, Third Avenue Real Estate Value Fund

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                                       28
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

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2001
                                   (UNAUDITED)

                               PRINCIPAL                                                                        % OF
                               AMOUNT ($)    ISSUES                                                   VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 2.67%

Assisted Living Facilities    $ 1,100,000    Assisted Living Concepts, Inc. 5.625%, due 5/1/03    $ 341,000
                                  369,000    Assisted Living Concepts, Inc. 6.00%, due 11/1/02      114,390
                                1,000,000    CareMatrix Corp. 6.25%, due 8/15/04 (a) (c)*           130,000
                                                                                                  ---------
                                                                                                    585,390      0.90%
                                                                                                  ---------
Hotels & Motels                 6,250,000    Lodgian, Inc. 7.00%, due 6/30/10                     1,156,250      1.77%
                                                                                                  ---------

                                             TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                             (Cost $2,259,877)                                    1,741,640
                                                                                                  ---------
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 3.80%

Building Materials                500,000    USG Corp. 8.50%, due 8/1/05 (a)*                       360,000
                                  600,000    USG Corp. 9.25%, due 9/15/01 (a)*                      432,000
                                  725,000    USG Corp. (Oregon State Solid Waste
                                             Disposal Facilities)
                                             Revenue Bonds 6.40%, due 12/1/29 (a)*                  420,500
                                                                                                  ---------
                                                                                                  1,212,500      1.86%
                                                                                                  ---------

Diversified Financial           1,504,000    Imperial Credit Industries, Inc. 9.75%, due 1/15/04    654,240
Services                          464,100    Imperial Credit Industries, Inc. 12.00%, due 6/30/05   392,164
                                                                                                  ---------
                                                                                                  1,046,404      1.60%
                                                                                                  ---------
Lawn & Garden Retail            1,234,600    Frank's Nursery & Crafts, Inc. 10.25%, due
                                             3/1/08 (a)*                                            222,228      0.34%
                                                                                                  ---------
                                             TOTAL CORPORATE BONDS
                                             (Cost $2,866,552)                                    2,481,132
                                                                                                  ---------

                                   SHARES
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 73.96%

Diversified Financial Services     22,223    Imperial Credit Industries, Inc. Warrants                    0      0.00%
                                                                                                  ---------
Natural Resources                  26,500    Deltic Timber Corp.                                    710,200
                                    4,000    The TimberWest Forest Corp. (Canada)                    31,799
                                                                                                  ---------
                                                                                                    741,999      1.14%
                                                                                                  ---------
Real Estate Investment             84,600    Aegis Realty, Inc.                                     896,760
Trusts                            109,798    American Land Lease, Inc.                            1,449,334

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                                       29
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

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                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                      % OF
                     SHARES       ISSUES                                                   VALUE   NET ASSETS
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Real Estate             75,500    Anthracite Capital, Inc.                           $   866,740
Investment Trusts      329,700    Burnham Pacific Properties, Inc.                     1,648,500
(continued)             75,000    Captec Net Lease Realty, Inc.                          910,500
                        58,800    Golf Trust of America, Inc.                            455,700
                       122,500    Koger Equity, Inc.                                   1,972,250
                       180,800    Prime Group Realty Trust                             2,332,320
                                                                                     -----------
                                                                                      10,532,104      16.14%
                                                                                     -----------
Real Estate Management 142,000    Jones Lang LaSalle, Inc. (a) (b)                     2,037,700
                       235,000    Trammell Crow Co. (a) (b)                            2,112,650
                                                                                     -----------
                                                                                       4,150,350      6.36%
                                                                                     -----------
Real Estate Operating   96,100    Avatar Holdings, Inc. (a) (b)                        2,402,500
Companies              148,800    Brookfield Properties Corp. (b)                      2,894,160
                       254,000    Catellus Development Corp. (a)                       4,648,200
                       157,600    Consolidated-Tomoka Land Co.                         3,167,760
                        57,700    Forest City Enterprises, Inc. Class A                2,960,010
                       114,400    LNR Property Corp.                                   3,861,000
                       150,500    Security Capital Group, Inc. Class B (a)             3,100,300
                       120,200    The St. Joe Co.                                      3,539,890
                        84,525    Tejon Ranch Co. (a)                                  2,315,985
                       148,750    Wellsford Real Properties, Inc. (a)                  2,945,250
                                                                                     -----------
                                                                                      31,835,055     48.79%
                                                                                     -----------
Title Insurance         26,000    First American Corp.                                   461,500      0.71%
                                                                                     -----------
Transportation          17,073    Florida East Coast Industries, Inc. Class B            533,702      0.82%
                                                                                     -----------

                                  TOTAL COMMON STOCKS
                                  (Cost $39,794,614)                                  48,254,710
                                                                                     -----------

--------------------------------------------------------------------------------
                                       30
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
================================================================================

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2001
                                   (UNAUDITED)

                                                                                                            % OF
                            SHARES      ISSUES                                                VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.77%

Real Estate Investment        60,000    Anthracite Capital, Inc. 10% Series B              $ 1,155,000      1.77%
                                                                                           -----------
Trusts                                  TOTAL PREFERRED STOCK
                                        (Cost $1,155,000)                                    1,155,000
                                                                                           -----------
                          PRINCIPAL
                          AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 17.99%

Repurchase Agreements      1,822,106    Bear Stearns 3.86%, due 8/1/01 (d)                   1,822,106      2.79%
                                                                                           -----------
U.S. Treasury Bills       10,000,000    U.S. Treasury Bill 3.48%+, due 10/25/01              9,918,780     15.20%
                                                                                           -----------

                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $11,740,509)                                  11,740,886
                                                                                           -----------

                                        TOTAL INVESTMENT PORTFOLIO - 100.19%
                                        (Cost $57,816,552)                                  65,373,368
                                                                                           -----------

                                        LIABILITIES IN EXCESS OF
                                        CASH AND OTHER ASSETS - (0.19%)                       (127,547)
                                                                                           -----------

                                        NET ASSETS - 100.00%                               $65,245,821
                                        (Applicable to 4,105,996                           ===========
                                        shares outstanding)

                                        NET ASSET VALUE PER SHARE                               $15.89
                                                                                                ======

 NOTES:

(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restriced / fair valued securities.
(d)  Repurchase agreements collateralized by:
     U.S. Treasury Notes, par value $1,740,000, matures 01/15/10, market value $1,858,529.
   * Issuer in default.
   + Annualized yield at date of purchase.

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                                       31
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                               [GRAPHIC OMITTED]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

================================================================================

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                                  W. James Hall
                           General Counsel, Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                [GRAPHIC OMITTED
                               THIRD AVENUE FUNDS]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com